UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2018

Old Line Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1525 Pointer Ridge Place Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 301-430-2500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2018, as amended (the “Original Form 8-K”), Old Line Bancshares, Inc. (“Bancshares”), the parent company of Old Line Bank, completed its acquisition of Bay Bancorp, Inc. (“BYBK”), the parent company of Bay Bank, FSB, through the merger of BYBK with and into Bancshares (the “Merger”).

This Current Report on Form 8-K/A provides the historical financial statements of BYBK and pro forma financial information required under Items 9.01(a) and 9.01(b), respectively, of Form 8-K, that were not included in the Original Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

(1)  The audited consolidated financial statements of BYBK for the years ended December 31, 2017 and 2016, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, filed in BYBK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, are incorporated herein by reference to Exhibit 99.1 of this Current Report on Form 8-K.

(b)  Pro forma financial information.

(1)  Our unaudited pro forma condensed combined consolidated financial statements as of March 31, 2018, for the 12 months ended December 31, 2017, and for the three months ended March 31, 2018, are incorporated herein by reference to Exhibit 99.2 of this Current Report on Form 8-K, and are based on the historical financial statements of Bancshares and BYBK after giving effect to the Merger.

(d)  Exhibits.

23	Consent of Dixon Hughes Goodman LLP

99.1	Audited financial statements of Bay Bancorp, Inc. for the years ended December 31, 2017 and 2016.

99.2	Unaudited pro forma condensed combined consolidated financial statements as of March 31, 2018, for the year ended December 31, 2017, and for the three months ended March 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

____________________________________________
Date: June 20, 2018	By: /s/ Elise M. Hubbard
Elise M. Hubbard, Executive Vice President and Chief Financial Officer